                                                                      EXHIBIT 21

                           BOK FINANCIAL CORPORATION

                                  EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT



                             BANKING SUBSIDIARIES
                             --------------------
                    Bank of Oklahoma, National Association
           Citizens Bank of Northwest Arkansas, National Association

                OTHER SUBSIDIARIES OF BOK FINANCIAL CORPORATION
                -----------------------------------------------
                     BOKF Merger Corporation Number Three
                      BOKF Merger Corporation Number Four
                          Brookside Bancshares, Inc.
           BOK Capital Services Corp. (formerly BOKF Leasing Corp.)
            KCI Leasing Partners I, an Oklahoma Limited Partnership
           KCI Leasing Partners II, an Oklahoma Limited Partnership

                                SUBSIDIARIES OF
                                ---------------
     BANK OF OKLAHOMA, N.A. AND CITIZENS BANK OF NORTHWEST ARKANSAS, N.A.
     --------------------------------------------------------------------
                         Affiliated BancServices, Inc.
                     Affiliated Financial Holding Company
                  Affiliated Financial Insurance Agency, Inc.
                  Affiliated Financial Life Insurance Company
                 Alliance Trust Company, National Association
                             Banco Leasing Company
                        BancOklahoma Agri-Service Corp.
                          BancOklahoma Mortgage Corp.
                                  BOSC, Inc.
                          BancOklahoma Trust Company
                                Big Bear, Inc.
                              BOK Delaware, Inc.
                         BOK DPC Asset Holding Company
                             BOK Real Estate Trust
                     BOK Second DPC Asset Holding Company
                         Citizens Mortgage Group, Inc.
                  FGBSA Securities Brokerage (Oklahoma), Inc.
                           Investment Concepts, Inc.
                          Pacesetter Leasing Company
                            Southwest Trust Company
                          Southwest Trustcorp., Inc.
                             Steven L. Smith Corp.
                              115 E. Fifth Corp.

All subsidiaries are incorporated in Oklahoma, with the exception of Bank of Oklahoma, National Association, which is chartered by the United States of America; Affiliated Financial Life Insurance Company, which is incorporated in Arizona; Alliance Trust Company and FGBSA Securities Brokerage (Oklahoma), Inc., which are incorporated in Texas; Brookside Bancshares, BOK Delaware, Inc. and
BOK Real Estate Trust, which are incorporated in Delaware; and Citizens Bank of Northwest Arkansas, N.A. and Big Bear, Inc., which are incorporated in Arkansas.
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                                                       BOK FINANCIAL CORPORATION
                                                                    EXHIBIT 23.0



                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated January
29, 1996, with respect to the consolidated financial statements of BOK Financial Corporation and subsidiaries incorporated by reference in the annual report (Form 10-K) for the year ended December 31, 1995, in the following registration statements:

 .    Registration Statement (Form S-8, No. 33-44121) pertaining to the Reoffer
     Prospectus of the Bank of Oklahoma Master Thrift Plan and Trust Agreement.

 .    Registration Statement (Form S-8, No. 33-44122) pertaining to the Reoffer
     Prospectus of the BOK Financial Corporation 1991 Special Stock Option Plan.

 .    Registration Statement (Form S-8, No. 33-55312) pertaining to the Reoffer
     Prospectus of the BOK Financial Corporation 1992 Stock Option Plan.

 .    Registration Statement (Form S-8, No. 33-70102) pertaining to the Reoffer
     Prospectus of the BOK Financial Corporation 1993 Stock Option Plan.

 .    Registration Statement (Form S-8, No. 33-79834) pertaining to the Reoffer
     Prospectus of the BOK Financial Corporation 1994 Stock Option Plan.

 .    Registration Statement (Form S-8, No. 33-79836) pertaining to the Reoffer
     Prospectus of the BOK Financial Corporation Directors' Stock Compensation Plan.



                                                               Ernst & Young LLP


 Tulsa, Oklahoma
 March 26, 1996